                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              ____________________

                                    FORM T-1

              Statement of Eligibility and Qualification under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee
                              ____________________

                 FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

               (Exact name of trustee as specified in its charter)

      United States                                      94-3160100
(State of Incorporation)                      (IRS Employer Identification No.)

                        550 South Hope Street, Suite 500
                          Los Angeles, California 90071
              (Address of principal executive offices and zip code)
                              ____________________

                            RICHEY ELECTRONICS, INC.
               (Exact name of obligor as specified in its charter)

                                     DELAWARE
         (State or other jurisdiction of Incorporation or organization)

                                   33-0594451
                        (IRS Employer Identification No.)


                                 7441 LINCOLN WAY
                                 GARDEN GROVE, CA
                                 92641

              (Address of principal executive offices and Zip code

                                 Debt Securities
                       (Title of the indenture securities)

                                     GENERAL

1.   GENERAL INFORMATION Furnish the following information as to the trustee.

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency
          Washington DC

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

     None

     See Note following Item 16.

     ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S KNOWLEDGE THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

Exhibit 1 -    Articles of Association of First Trust of California, National
               Association dated June 5, 1992. Incorporated herein by reference to Exhibit 1 filed with Form T-1 statement, Registration No. 33-
               50826

Exhibit 2 -    Certificate of the Comptroller of Currency as to authority of
               First Trust of California, National Association to commence the business of banking. Incorporated herein by reference to Exhibit
               2 filed with Form T-1 Statement, Registration No.33-50826

Exhibit 3 -    Authorization of the Comptroller of Currency granting First Trust of California, National Association, the right to exercise corporate trust powers. Incorporated herein by reference to
               Exhibit 3 filed with Form T-1 Statement, Registration No.33-50826

Exhibit 4 -    By-Laws of First Trust of California, National Association, dated
               June 15, 1992. Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No.33-50826

Exhibit 5 -    Not Applicable

Exhibit 6 -    Consent of First Trust of California, National Association
               required by Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement,
               Registration No.33-50826

Exhibit 7 -    Report of Condition of First Trust of California, National
               Association, as of the close of business on December 31, 1995 published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust of California, National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and State of California on the 26st day of April, 1996.



                              FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION



                                   By: /s/FONDA J. HALL
                                       ---------------------------------
                                       Fonda J. Hall
                                       Trust Officer



Attest:/s/SHERI B. BALL
       -------------------
       Sheri B. Ball
       Vice President

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                                    EXHIBIT 6

                                  C O N S E N T

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:    April 26, 1996

                                        FIRST TRUST OF CALIFORNIA,
                                        NATIONAL ASSOCIATION

                                        By: /s/ FONDA J. HALL
                                       ---------------------------------
                                            Fonda J. Hall
                                            Trust Officer

                 FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 12/31/95

                                    ($000'S)


ASSETS:
     Cash and Due From Depository Institutions:        32,433
     Federal Reserve Stock:                             3,317
     Fixed Assets:                                        117
     Intangible Assets:                                88,792
     Other Assets:                                      5,290
                                                      -------
          TOTAL ASSETS:                               129,949
                                                      -------

LIABILITIES:
     Other Borrowed Money:                                147
     Other Liabilities:                                 7,193
                                                      -------
          TOTAL LIABILITIES:                            7,340
                                                      -------

EQUITY:
     Common and Preferred Stock:                        1,000
     Surplus:                                         121,200
     Undivided Profits:                                   409
                                                      -------
          TOTAL EQUITY CAPITAL:                       122,609
                                                      -------
TOTAL LIABILITES AND EQUITY CAPITAL:                  129,949
                                                      -------


________________________________________________________________________

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of California, National Association


By:/s/   S. B. BALL
   -------------------------
     Vice President

                 FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

      By /s/ FONDA J. HALL                     Fonda J. Hall, Trust Officer
         -------------------------------------



/s/ SHERI B. BALL
- -------------------------------
Sheri B. Ball
Vice President